UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2023

RYMAN HOSPITALITY PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13079	73-0664379
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Gaylord Drive Nashville, Tennessee	37214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 316-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $.01	RHP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 11, 2023, Ryman Hospitality Properties, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). As of the record date for the Annual Meeting, there were 55,254,089 shares of the Company’s common stock outstanding and entitled to vote on all matters presented to the Company’s stockholders at the Annual Meeting. Holders of 50,883,415 shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting. The following proposals were voted on and approved by the Company’s stockholders at the Annual Meeting:

MANAGEMENT PROPOSALS:

1.     Election to the Company’s Board of Directors of the following ten director nominees:

	For	Against	Abstain	Broker Non- Votes
Rachna Bhasin	48,158,501	548,032	3,471	2,173,411
Alvin Bowles Jr.	48,528,080	179,410	2,514	2,173,411
Mark Fioravanti	48,512,612	194,637	2,755	2,173,411
William E. (Bill) Haslam	48,662,545	45,111	2,348	2,173,411
Fazal Merchant	48,510,973	196,422	2,609	2,173,411
Patrick Moore	47,925,757	781,706	2,541	2,173,411
Christine Pantoya	48,251,839	455,642	2,523	2,173,411
Robert Prather, Jr.	41,604,107	7,103,356	2,541	2,173,411
Colin Reed	47,348,537	1,358,741	2,726	2,173,411
Michael Roth	47,853,493	853,763	2,748	2,173,411

2.     Approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Company’s 2023 proxy statement (i.e., “say-on-pay”):

For	Against	Abstentions	Broker Non-Votes
45,908,581	2,777,469	23,954	2,173,411

3.     Approval, on an advisory basis, of the frequency of future advisory votes regarding the compensation of the Company’s named executive officers:

1-Year	2-Years	3-Years	Abstentions
46,785,824	13,375	1,842,137	68,668

In light of the voting results with respect to the frequency of the advisory vote on executive compensation as set forth above, on May 11, 2023, the Board of Directors of the Company adopted a resolution providing that an advisory vote on executive compensation would be held every year until the next required advisory vote on the frequency of such votes.

4.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year:

For	Against	Abstentions
49,915,955	966,418	1,042

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYMAN HOSPITALITY PROPERTIES, INC.

Date: May 12, 2023	By:	/s/ Scott J. Lynn
	Name:	Scott J. Lynn
	Title:	Executive Vice President, General Counsel and Secretary